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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549
                            -----------------------


                                  FORM 8-K/A

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported)
                                 May 18, 1999
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                            NUTRAMAX PRODUCTS, INC.
                        -------------------------------
              (Exact name of registrant as specified in charter)


         Delaware                      0-18671                  061200464
-----------------------------   ------------------------   -------------------
(State or other jurisdiction    (Commission file number)      (IRS employer
     of incorporation)                                     identification no.)


              51 Blackburn Drive, Gloucester, Massachusetts 01930
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              (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (978) 282-1800
                                                           --------------
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Item 7.  Financial Information, Pro Forma Financial Information and Exhibits.
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     This Form 8-K/A is filed as an amendment to the Current Report on Form 8-K filed by NutraMax Products, Inc. on May 25, 1999, solely for the purpose of filing the exhibit set forth below.

     Exhibit No                     Description
     ----------                     -----------

        16.1                        Letter from Deloitte & Touche LLP

                                       2
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 NUTRAMAX PRODUCTS, INC.


Date: June 4, 1999              By: /s/ Robert F. Burns
           -                        ---------------------------------
                                    Robert F. Burns
                                    Chief Financial Officer


                                       3
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                                 EXHIBIT INDEX


16.1    Letter from Deloitte & Touche LLP